SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]Preliminary Proxy Statement
[ ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]Definitive Proxy Statement
[ ]Definitive Additional Materials
[ ]Soliciting Material Pursuant to {section} 240.14a -11(c) or {section}240.14a -12

ANAVEX LIFE SCIENCES CORP.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or

Item 22(a)(2) of Schedule 14A.
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[X]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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[ ]Fee paid previously with preliminary materials.
[ ]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.
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ANAVEX LIFE SCIENCES CORP.
14, Rue Kleberg
CH-1201 Geneva
Switzerland

March 6, 2008

Dear Stockholder:

Our annual meeting of stockholders will be held on April 1, 2008, at Divani Apollon Palace & Spa, 10 Ag. Nikolaou & Iliou Str. 166 71 Athens - Vouliagmeni, Greece, at 5:00 p.m., Greece Time. The formal meeting notice and our proxy statement for the Annual Meeting are attached.

Each of the proposals to be presented at the annual meeting is described in the accompanying proxy statement. We urge you to carefully review the proxy statement which discusses each of the proposals in more detail.

Whether or not you attend the annual meeting, it is important that your common stock be represented and voted at the annual meeting. Therefore, I urge you to sign, date and promptly return the enclosed proxy in the enclosed postage-paid envelope. Returning your completed proxy will ensure your representation at the annual meeting.

We look forward to seeing you on April 1, 2008.

Sincerely,

ANAVEX LIFE SCIENCES CORP.

/s/ Harvey Lalach
Harvey Lalach
President

ANAVEX LIFE SCIENCES CORP.
14, Rue Kleberg
CH-1201 Geneva
Switzerland

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

APRIL 1, 2008
5:00 P.M. GREECE Time

TO THE STOCKHOLDERS OF ANAVEX LIFE SCIENCES CORP.:

NOTICE IS HEREBY GIVEN that Anavex Life Sciences Corp., a Nevada corporation, (the ”Company”) will hold its Annual Meeting of Stockholders on Tuesday, April 1, 2008, at 5:00 p.m., Greece time, at Divani Apollon Palace & Spa, 10 Ag. Nikolaou & Iliou Str. 166 71 Athens - Vouliagmeni, Greece.

The Annual Meeting is being held for the following purposes:

1.	To elect Panos Kontzalis, Harvey Lalach, Alexandre Vamvakides, and Cameron Durrant as the directors of the Company;

2.	To ratify the selection of BDO Dunwoody LLP., as our independent registered public accounting firm;

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our board of directors has fixed the close of business on February 22, 2008, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement. Holders of our company's common stock on the record date are entitled to participate in and vote at the Annual Meeting.

Your attention is directed to the accompanying proxy statement and exhibits which summarize each item. Stockholders who do not expect to attend the Annual Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR COMMON STOCK BY ATTENDING THE ANNUAL MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR COMMON STOCK CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR COMMON STOCK ISHELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Harvey Lalach
Harvey Lalach
President, Chief Financial Officer and Secretary

ANAVEX LIFE SCIENCES CORP.
14, Rue Kleberg
CH-1201 Geneva
Switzerland

PROXY STATEMENT

March 6, 2008

INTRODUCTION

Our board of directors is soliciting your proxy to encourage your participation in the voting at the Annual Meeting. You are invited to attend the Annual Meeting and vote your common stock directly. However, even if you do not attend, you may vote by proxy. As shown in the Notice of Annual Meeting, the Annual Meeting will be held on Tuesday, April 1, 2008, at 5:00 p.m., Greece Time, at Divani Apollon Palace & Spa 10 Ag. Nikolaou & Iliou Str. 166 71 Athens - Vouliagmeni, Greece.

There are two parts to this solicitation: the proxy card and this proxy statement. The proxy card is a means by which you may actually authorize another person to vote your common stock in accordance with your instructions.

This proxy statement and accompanying proxy are being distributed on or about March 11, 2008.

VOTING

How to Vote Your Shares

You may vote your common stock at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting, and obtain and submit a ballot, which will be provided at the Annual Meeting. To vote by proxy, you must complete and mail the enclosed proxy card.

By completing and submitting your proxy, you will direct the designated persons (known as “proxies”) to vote your common stock at the Annual Meeting in accordance with your instructions. Our board has appointed Harvey Lalach and Panos Kontzalis to serve as the proxies for the Annual Meeting.

Your proxy will be valid only if it is received before the polls are closed at the Annual Meeting. If you do not provide voting instructions with your proxy, then the designated proxies will vote your common stock for the election of the nominated directors. If any nominee for election to our board is unable to serve, which is not anticipated, or if any other matters properly come before the Annual Meeting, then the designated proxies will vote your common stock in accordance with their best judgment.

How to Revoke Your Proxy

Regardless of how you submit your proxy, you may revoke your proxy at any time before it is exercised by any of the following means:

  Notifying our company’s Secretary in writing.

  Submitting a later dated proxy by mail.

  Attending the Annual Meeting and voting. Your attendance at the Annual Meeting will not by itself revoke a proxy; you must also vote your common stock.

Stockholders Entitled to Vote and Ownership

You are entitled to one vote at the Annual Meeting for each common stock of our company that you owned of record at the close of business on February 22, 2008. As of February 22, 2008, our company had issued and outstanding 19,724,722 common stock, held by approximately 700 stockholders of record. Information regarding the holdings of our company’s stock by directors, executive officers and certain other beneficial owners can be found below.

Required Vote to Approve the Proposals

Our company’s By-Laws require that a minimum of one third of the issued and outstanding shares be represented at the Annual Meeting, whether in person or by proxy, for a quorum which is needed to transact any business.

Election of Directors. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked “Withhold Vote” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Other Proposals. For each proposal other than the election of directors, the affirmative vote of the holders of a majority of the common stock represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

Solicitation of Proxies

Our board of directors solicits from stockholders of our company the proxy accompanying this proxy statement. Proxies may be solicited by our company’s officers, directors, and regular supervisory and executive employees, none of whom will receive any additional compensation for those services. Solicitations may be made personally, or by mail, facsimile, telephone, telegraph, messenger, or via the Internet. Our company will pay persons holding common stock in their names or in the names of nominees, but not owning such common stock beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. Our company will pay the cost of proxy solicitation.

Advice To Beneficial Stockholders

The information set forth in this section is of significant importance to many stockholders, as a substantial number of stockholders do not hold common stock in their own name. Stockholders who do not hold their common stock in their own name (referred to in this Proxy Statement as "Beneficial Stockholders") should note that only proxies deposited by stockholders whose names appear on the records of our company as the registered holders of the common stock can be recognized and acted upon at the Annual Meeting. If common stock are listed in an account statement provided to a stockholder by a broker, then in almost all cases those common stock will not be registered in the stockholder's name on the records of our company. Such common stock will more likely be registered under the names of the stockholder's broker or an agent of that broker. In the United States, the vast majority of such common stock are registered under the name of Cede & Co., as nominee for The Depository Trust Company (which acts as depositary for many United States brokerage firms and custodian banks).

Applicable regulatory policy requires intermediaries and brokers to seek voting instructions from Beneficial Stockholders in advance of stockholders' meetings. Every intermediary and broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Stockholders in order to ensure that their common stock are voted at the Annual Meeting. The form of proxy supplied to a Beneficial Stockholder by its broker (or the agent of the broker) is similar to the proxy card provided to registered stockholders by our company. However, its purpose is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the Beneficial Stockholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions ("Broadridge") in the United States. Broadridge typically applies a special sticker to proxy forms and mails those forms to the Beneficial Stockholders. Beneficial Stockholders in the United States should return the proxy forms to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of common stock to be represented at the Annual Meeting. A Beneficial Stockholder receiving a Broadridge proxy cannot use that proxy to vote their common stock directly at the Annual Meeting – the proxy must be returned to Broadridge well in advance of the Annual Meeting in order to have their common stock voted at the Annual Meeting.

Although a Beneficial Stockholder may not be recognized directly at the Annual Meeting for the purposes of voting common stock registered in the name of his or her broker (or agent of the broker), a Beneficial Stockholder may attend the Annual Meeting as proxyholder for the registered stockholder and vote the common stock in that capacity. Beneficial Stockholders who wish to attend the Annual Meeting and indirectly vote their common stock as proxyholder for the registered stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Annual Meeting.

Alternatively, a Beneficial Stockholder may request in writing that his or her broker send to the Beneficial Stockholder a legal proxy which would enable the Beneficial Stockholder to attend the Annual Meeting and vote his or her common stock.

“Householding” of Proxy Materials

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as "householding", potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our company will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

Dissenting Stockholder Rights

Dissenting Stockholders have no appraisal rights under Nevada law in connection with the matters to be voted on at the Annual Meeting.

Voting Tabulation

Representatives of our company will tabulate votes cast by proxy or in person at the Annual Meeting. One third of the voting common stock, which includes the voting common stock present at the Annual Meeting in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business at the Annual Meeting.

All dollar figures stated in this proxy statement refer to United States dollars (except where specified otherwise).

PROPOSAL 1. ELECTION OF DIRECTORS

A board of four (4) directors is to be elected at the Annual Meeting, to hold office until the next annual meeting of stockholders or until their successors are elected or appointed. Our board of directors has authorized the nomination at the Annual Meeting of the persons named below as candidates. Unless otherwise directed, the proxy holders will vote the proxies received by them for the four nominees named below. In the event that any of the four nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominees who shall be designated by the present board of directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

NOMINEES

Name of Nominee	Age	Positions with our company	Date First Appointed or Elected
Panos Kontzalis	62	Chief Executive Officer	January 25, 2007
Harvey Lalach	42	President, Secretary, and Chief	April 25, 2006
		Financial Officer
Alexandre Vamvakides	65	Chief Scientific Officer	January 31, 2007
Cameron Durrant	47	Director	December 17, 2007

Panos Kontzalis, PhD., Chief Executive Officer and a Director

Dr. Kontzalis brings over 38 years of extensive and solid experience in the pharmaceutical sector. For 18 years he held different senior positions at Novartis Pharma, AG in Basel, Switzerland, starting his career as a market and business analyst for CNS portfolio, moving to group market and business analyst for transplantation, dermatology, rheumatology and cardiovascular portfolio, market research and competitive intelligence manager for transplantation, immunology and oncology. He became head of Global Market Research Department in 1998, Global Sales Forecasting Manager in 1999, deputy head of Global Sales Forecasting in 2003 and head of Global Sales Forecasting Operations until 2006. Prior to joining Novartis Pharma AG, Dr. Kontzalis held the position of head of Marketing Services & Assistant Managing Director at Sandoz Ltd., Thailand from 1985 until 1988. Prior to this he held different positions at Sandoz, Greece starting as product manager for various OTC and Rx products, moving to regional sales manager in 1973, head of Market Research in 1974 and assistant managing director until 1985. Dr. Kontzalis holds a Bachelor of Science degree in chemistry and a PhD in chemistry both from the Aristotelian University of Thessaloniki, Greece.

Harvey Lalach, President, Secretary, Chief Financial Officer and a Director

For the past 21 years, Mr. Lalach has been involved in various aspects of the securities industry. From 1986 through to 1997 he was involved in various roles at the Vancouver Stock Exchange and later working in securities related roles for BMO Nesbitt Burns an TD Green Line Investor Services.. For the past 10 years Mr. Lalach has focused on the operation and administration of numerous start-up United States and Canadian public companies serving as both director and officer in various capacities. Most recently Mr. Lalach served as president and chief executive officer for a number of producing Canadian oil and gas companies. Throughout his career, Mr. Lalach has gained extensive experience in the management and governance of listed public companies.

Alexandre Vamvakides, PhD, Chief Scientific Officer and a Director

Dr. Vamvakides has spent 30 years in research focusing on the therapeutic/pharmacological areas of nootropes, anti-neurodegenerative (anti-Alzheimer), antiepileptic, antidepressive, and prototype molecules. During his career, Dr. Vamvakides has been published over 80 times in highly respected Medical/Scientific journals. In the past 30 years, Dr. Vamvakides has pioneered his expertise at the Institut National de la Sante et de la Recherche Medicale (INSERM) in Paris France, at the University of Athens (Greece), Ciba-Geigy (Basel, Switzerland) and Sanofi (Montpellier, France), and many other research laboratories throughout Europe for the discovery and development of new concepts in the therapeutic areas of Central Nervous System, oncology and anti-inflammatory diseases. Dr.

Vamvakides holds a M.Sc. in Chemistry from Bordeaux University, France, a M.Sc. in Pharmacology, a M.Sc. in Biochemistry and a Ph.D. in Molecular Pharmacology all from the University of Paris Medical School.

Cameron Durrant, Director

Mr. Durrant is currently worldwide vice president, virology global strategic marketing for Johnson & Johnson. Dr. Durrant was president and chief executive officer of Pediamed Pharmaceuticals. Dr. Durrant’s background also includes executive-level positions with Merck & Co., GlaxoSmithKline and Pharmacia (now Pfizer). Dr. Durrant was a regional winner and national finalist for Ernst & Young’s Entrepreneur of the Year award in 2005. Dr. Durrant holds a MBA from Henley Management College at Oxford and a MB and BCh (equivalent to American MD degree) from the Welsh National School of Medicine in Cardiff, U.K.

Vote Required and Board of Directors Recommendation

Under the Nevada Revised Statues, directors are elected by a plurality of votes represented in person or by proxy at the Annual Meeting.

Our board recommends that you vote FOR the nominees.

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS.

Until January 2008, Amisano Hanson, Chartered Accounts served as our independent registered public accounting firm. Effective January 1, 2008, Amisano Hanson merged with BDO Dunwoody LLP, Chartered Accountants. Stockholder appointment of the ratification of the appointment of BDO Dunwoody as our independent auditors is not required by our bylaws or otherwise. However, our board of directors is submitting the selection of BDO Dunwoody to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the board of directors will reconsider whether or not to retain the firm. Even if the selection is ratified, the board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the board of directors determines that such a change would be in the best interest of our company and our stockholders.

Our board of directors has reviewed with BDO Dunwoody LLP., whether the services provided by them are compatible with maintaining their independence. Representatives of BDO Dunwoody LLP., are not expected to be present at the Annual Meeting.

Our board recommends that you vote FOR the ratification of appointment of BDO Dunwoody LLP., as the independent registered public accounting firm for our company.

CORPORATE GOVERNANCE

Committees of the Board of Directors

We currently do not have standing nominating or compensation committees, or committees performing similar functions. Our board of directors believes that it is not necessary to have a standing compensation committee at this time because the function of such committee is adequately performed by the entire board of directors.

Our board of directors is also of the view that it is appropriate for us not to have a standing nominating committee because our current directors on our board have performed and will perform adequately the functions of a nominating committee. The directors on our board, who perform the functions of a nominating committee, are not independent because they are also officers of our company. The determination of independence of directors has been made using the definition of “independent director” contained under Rule 4200(a)(15) of the Rules of Financial Industry Regulatory Authority . We have not adopted a charter for a nomination committee. There has not been any defined policy or procedure requirements for stockholders to submit recommendations or nomination for directors. We do not believe that a defined policy with regard to the consideration of candidates recommended by stockholders is necessary at this time because we believe that, given the early stages of our development, a specific nominating policy would be premature and of little assistance until its business operations are at a more advanced level. There are no specific, minimum qualifications that our board of directors believes must be met by a candidate recommended by our board of directors. The process of identifying and evaluating nominees for director typically begins with our board of directors soliciting professional firms with whom we have an existing business relationship, such as law firms, accounting firms or financial advisory firms, for suitable candidates to serve as directors. It is followed by our board of directors’ review of the candidates’ resumes and interview of candidates. Based on the information gathered, our board of directors then makes a decision on whether to recommend the candidates as nominees for director. We do not pay any fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.

Identification of the Audit Committee

We have an audit committee and audit committee charter. Our audit committee is presently comprised of Harvey Lalach, our president, chief financial officer, and secretary, and Panos Kontzalis, our chief executive officer. The audit committee represents our board of directors in discharging its responsibility relating to the accounting, reporting and financial practices of our company, and has general responsibility for oversight of internal controls, accounting and audit activities and legal compliance of our company. However, our audit committee’s function is one of oversight only and shall not relieve our company’s management of its responsibilities for preparing financial statements which accurately and fairly present our company’s financial results and conditions or the responsibilities of the independent accountants relating to the audit or review of financial statements. Neither of our audit committee members is independent of our company.

Audit Committee Financial Expert

Our board of directors has determined that it does not have a member of the audit committee that qualifies as an “audit committee financial expert” as defined in Item 401(e) of Regulation S-B.

We believe that the members of our audit committee and our entire board of directors is capable of analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues reasonably expected to be raised by our company. In addition, we believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated revenues to date.

Conduct of Business

All proceedings of our board of directors were conducted by resolutions consented to in writing by all the of directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Revised Statutes as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

Our directors, director nominees, executive officers and control persons have not been involved in any of the following events during the past five years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3.

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.

being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Terms of Office

Our directors are appointed for one-year terms to hold office until the next annual meeting of our stockholders or until removed from office in accordance with our by-laws. Our officers are appointed by our board of directors and hold office until removed by our board of directors.

Code of Ethics

We have adopted a code of ethics in compliance with Item 406 of Regulation S-B that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We undertake herewith to provide by mail to any person without charge, upon request, a copy of such code of ethics if we receive the request in writing by mail to: Anavex Life Sciences Corp., 14, Rue Kleberg, CH-1201, Geneva, Switzerland.

Stockholder Communications with the Board of Directors

Our company does not have a formal procedure for stockholder communication with our board of directors. In general, members of our board of directors and executive officers are accessible by telephone or mail. Any matter intended for our board of directors, or for any individual member or members of our board of directors, should be directed to the president with a request to forward the communication to the intended recipient.

Related Party Transactions.

Other than as disclosed below, there have been no transactions, or proposed transactions, which have materially affected or will materially affect us in which any director, executive officer or beneficial holder of more than 10% of the outstanding shares of common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

Responsibility of the Board and Management

Our board and management address individual transactions with affiliates on their merits taking into consideration our corporate governance Guidelines and our code of ethics.

Indebtedness of Management

None of our directors, officers or employees, or any of our former directors, officers and employees, and none of the proposed nominees for election, or any of the associates of any such persons is or has been indebted to our company or its subsidiaries at any time since the beginning of our last completed financial year and no indebtedness remains outstanding as at the date of this proxy statement.

Interest of Certain Persons in Matters to be Acted Upon

None of our directors or executive officers, no nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon at the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding common stock as of February 22, 2008, and by the officers and directors, individually and as a group. All common stock is owned directly.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (1)
Harvey Lalach 4837 Canyon Ridge Crescent Kelowna, BC	600,000	3.04%
Panos Kotzalis Hardstrasse 111 Basel, Switzerland	Nil	Nil
Alexandre Vamvakides 3, Cite De L’alma Paris, France	Nil	Nil
Angela Vernadaki 131 Efksinou Pontou St. Nea Smir Athens, Greece	Nil	Nil
George Kalkanis 20 Rfklodou Street Athens, Greece 10442	910,000	4.61%
Athanasios Skarpelos 14 Rue Kleberg Geneva, Switzerland CH 1201	7,567,500	38.78%
Cameron Durrant #90 Fairmount Road West Califon, NJ 07830-3330	Nil	Nil
Directors and Executive Officers as a Group	1,510,000	7.66%

(1) Based on 19,724,722 shares of common stock issued and outstanding as of February 22, 2008. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such common stock, subject to community property laws where applicable.

We believe that that all persons named have full voting and investment power with respect to the common stock indicated, unless otherwise noted in the table. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the Securities and Exchange Commission regulations to furnish our company with copies of all Section 16(a) reports they file.

To the best of our knowledge, all executive officers, directors, and greater than 10% stockholders filed the required reports in a timely manner, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Panos Kontzalis	2(1)(2)	2	Nil
Alexandre Vamvakides	1(1)	1	Nil
Athanasios Skarpelos	2(1)(2)	2	Nil
George Kalkanis	2(1)(2)	2	Nil
Angela Vernadaki	2(1)(2)	2	Nil

(1)	The named officer, director or greater than 10% stockholder, as applicable, filed a late Form 3 - Initial Statement of Beneficial Ownership of Securities.

(2)	The named officer, director or greater than 10% stockholder, as applicable, filed a late Form 4 – Statement in Changes of Beneficial Ownership.

EXECUTIVE COMPENSATION

The particulars of compensation paid to the following persons:

  our principal executive officer;

  each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended September 30, 2007; and

  up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year, who we will collectively refer to as the named executive officers, of our year ended September 30, 2007, is set out in the following summary compensation tables:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa- tion ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensa- tion ($)	Total ($)
Harvey Lalach(1) President, CFO and Secretary	2007 2006 2005	$56,000 $Nil $Nil	$Nil $Nil N/A	$Nil $Nil N/A	$Nil $Nil N/A	$Nil $Nil N/A	$Nil $Nil N/A	$Nil $Nil N/A	$56,000 $Nil N/A
Panos Kontzalis(2) CEO	2007 2006 2005	$136,000 N/A N/A	$Nil $Nil N/A	$Nil $Nil N/A	$Nil $Nil N/A	$Nil $Nil N/A	$Nil $Nil N/A	$Nil $Nil N/A	$136,000 N/A N/A
Alexandre Vamvakides(3) Chief Scientific Officer	2007 2006 2005	$48,000 N/A N/A	$Nil N/A N/A	$Nil N/A N/A	$Nil N/A N/A	$Nil N/A N/A	$Nil N/A N/A	$Nil N/A N/A	$48,000 N/A N/A

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa- tion ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensa- tion ($)	Total ($)
George Kalkanis(4) VP Strategic Planning	2007 2006 2005	$60,000 N/A N/A	$Nil $Nil N/A	$Nil $Nil N/A	$Nil $Nil N/A	$Nil $Nil N/A	$Nil $Nil N/A	$Nil $Nil N/A	$60,000 N/A N/A
Angela Vernadaki(5) VP Business Development	2007 2006 2005	$41,600 N/A N/A	$Nil $Nil N/A	$Nil $Nil N/A	$Nil $Nil N/A	$Nil $Nil N/A	$Nil $Nil N/A	$Nil $Nil N/A	$41,600 N/A N/A
Yang Wu(6) Former President and CEO	2007 2006 2005	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil
Pei Ru Wu(7) Former COO	2007 2006 2005	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil

(1)	Mr. Lalach was appointed president, chief financial officer and secretary on April 25, 2006.

(2)	Dr. Kontzalis was appointed chief executive officer on January 25, 2007

(3)	Dr. Vamvakides was appointed chief scientific officer on January 31, 2007.

(4)	Mr. Kalkanis was appointed vice president strategic planning on February 8, 2007.

(5)	Ms. Vernadaki was appointed vice president business development on February 8, 2007.

(6)	Yang Wu resigned from his positions as CEO and President on April 25, 2006, and resigned as Director effective May 22, 2006.

(7)	Pei Ru Wu resigned from his position as COO on April 25, 2006, and resigned as Director effective May 22, 2006.

Director Compensation

We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected in the future to receive stock options to purchase common stock as awarded by our board of directors or (as to future stock options) a compensation committee which may be established. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. No director received and/or accrued any compensation for their services as a director, including committee participation and/or special assignments.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive stock options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors.

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

Outstanding Equity Awards at Fiscal Year-End

The particulars of unexercised options, stock that has not vested and equity incentive plan awards for our named executive officers are set out in the following table:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
Harvey Lalach	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Panos Kontzalis	200,000	200,000	Nil	$3.00	Feb 8, 2017	200,000	Nil	Nil	Nil
George Kalkanis	150,000	150,000	Nil	$3.00	Feb 8, 2017	150,000	Nil	Nil	Nil
Angela Vernadaki	150,000	150,000	Nil	$3.00	Feb 8, 2017	150,000	Nil	Nil	Nil

Equity Compensation Plan Information

On April 17, 2007, our directors adopted the 2007 Stock Option Plan for our employees and consultants, reserving a total of 3,000,000 common stock for issuance pursuant to grants to be made under the stock option plan. On May 25, 2007, our stockholders ratified and approved the 2007 Stock Option Plan at the annual meeting of stockholders. As of September 30, 2007, 770,000 options have been granted to employees, directors and officers of our company and 2,230,000 options were available for future grant under this plan. The exercise price of common stock subject to any option must be at least 100% of the fair market value of the common stock on the date of grant. The maximum term of any stock option is 5 years from the date the option is granted.

REPORT OF THE BOARD OF DIRECTORS

Our board of directors oversees our company’s financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, our board of directors reviewed the audited financial statements in the Annual Report on Form 10-KSB for the year ended September 30, 2007, with management including a discussion of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

Our board of directors reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, their judgments as to our company’s accounting principles and such other matters as are required to be discussed with our board under auditing standards of the Public Company Accounting Oversight Board (United States), including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and discussed and reviewed results of the independent auditors’ examination of the financial statements. In addition, our board discussed with the independent registered public accounting firm their independence from management and our company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” Our board of directors also considered whether the provision of non-audit services is compatible with maintaining the auditor’s independence.

Our board of directors discussed with our company’s independent registered public accounting firm the overall scope and plans for their respective audits. Our board of directors meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of our company’s internal controls and the overall quality of our company’s financial reporting.

In reliance on the reviews and discussions referred to above, our board of directors has approved that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended September 30, 2007, filed with the Securities and Exchange Commission.

AUDITORS

Until January 2008, Amisano Hanson, Chartered Accounts served as our independent registered public accounting firm. Effective January 1, 2008, Amisano Hanson merged with BDO Dunwoody LLP, Chartered Accountants. Stockholder appointment of the ratification of the appointment of BDO Dunwoody as our independent auditors is not required by our bylaws or otherwise. However, our board of directors is submitting the selection of BDO Dunwoody to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the board of directors will reconsider whether or not to retain the firm. Even if the selection is ratified, the board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the board of directors determines that such a change would be in the best interest of our company and our stockholders.

FEES PAID TO OUR AUDITORS

The following table sets forth the fees billed to the Company for professional services rendered by the Company's independent registered public accounting firm, for the years ended September 30, 2007 and September 30, 2006:

Services	2007	2006
Audit fees	$6,075	$5,075
Audit Related Fees	$7,420	$6,375
Tax fees	$Nil	$Nil
All other fees	$Nil	$Nil

Total fees	$13,495	$11,450

Audit Fees. Consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim consolidated financial statements included in quarterly reports, services performed in connection with filings with the Securities and Exchange Commission and related comfort letters and other services that are normally provided by BDO Dunwoody, Chartered Accountants for the fiscal years ended September 30, 2007 and September 30, 2006 in connection with statutory and regulatory filings or engagements.

Tax Fees. Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions.

We do not use BDO Dunwoody, for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage BDO Dunwoody to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before BDO Dunwoody is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

  approved by our audit committee (the functions of which are performed by our entire board of directors); or

  entered into pursuant to pre-approval policies and procedures established by the board of directors, provided the policies and procedures are detailed as to the particular service, the board of directors is informed of each service, and such policies and procedures do not include delegation of the board of directors' responsibilities to management.

Our entire board of directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by our sole director either before or after the respective services were rendered.

Our board of directors have considered the nature and amount of fees billed by BDO Dunwoody and believe that the provision of services for activities unrelated to the audit is compatible with maintaining BDO Dunwoody’s independence.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

This is the second Annual Meeting of our company. Our 2007 Annual Meeting was held on May 25, 2007, as a result, the deadline for our company to receive stockholder proposals for presentation at the annual meeting of stockholders to be held in 2009 is a reasonable period of time before our company begins to print and mail out proxy materials for that annual meeting. Our company anticipates that the mail out of proxy materials for next year's annual meeting of stockholders will occur in March 2009. Accordingly, our company requests that stockholders submit any stockholder proposals before January 2, 2009, so that our company may include such proposals in the proxy statement and form of proxy to be distributed to stockholders next year. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposals that do not comply with these and other applicable requirements.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Annual Report on Form 10-KSB for the year ended September 30, 2007. A copy of the Annual Report on Form 10-KSB has been sent, or is concurrently being sent, to all stockholders of record as at the close of business on February 22, 2008.

AVAILABILITY OF FORM 10-KSB

A copy of our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2007, which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, will be provided without charge to any stockholder or beneficial owner of our common stock upon written request to Harvey Lalach, Anavex Life Sciences Corp., at 14, Rue Kleberg, CH-1201 Geneva, Swtizerland.

OTHER MATTERS

Our board of directors does not intend to bring any other business before the Annual Meeting, and so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the notice of the Annual Meeting. However, as to any other business that may properly come before the Annual Meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Harvey Lalach
Harvey Lalach
President, Chief Financial Officer, Secretary and Director
March 6, 2008

PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS OF
ANAVEX LIFE SCIENCES CORP.
(the "Company")

TO BE HELD AT Divani Apollon Palace & Spa, 10 Ag. Nikolaou & Iliou Str. 166 71 Athens – Vouliagmeni Greece ON April 1, 2008 at 5:00 p.m. (Greece time) (the “Meeting”)

The undersigned shareholder ("Registered Shareholder") of the Company hereby appoints, Harvey Lalach, a director and officer of the Company, or failing this person, Panos Kontzalis, a director and officer of the Company, or in the place of the foregoing, ___________________[print name] as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Annual Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

The undersigned appoints Panos Kontzalis and Harvey Lalach as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of (the "Company held of record by the undersigned on February 22, 2008, at the Annual Meeting of Stockholders to be held at Divani Apollon Palace & Spa, 10 Ag. Nikolaou & Iliou Str. 166 71 Athens -Vouliagmeni, Greece, on April 1, 2008, or any adjournment thereof.

[ ] Please check this box only if you intend to attend and vote at the Annual Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Annual Meeting, we request that you mark, sign, date and return this Proxy by 10:00 a.m., March 27, 2008 using the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.

PLEASE MARK YOUR VOTE IN THE BOX.

	For	Withhold
PROPOSAL 1: Election of Directors
Nominees:
Panos Kontzalis	[ ]	[ ]
Harvey Lalach	[ ]	[ ]
Alexandre Vamvakides	[ ]	[ ]
Cameron Durrant	[ ]	[ ]

	For	Against
PROPOSAL 2: Appointment of Independent Auditors
To ratify the selection of BDO Dunwoody LLP, as independent	[ ]	[ ]
auditors

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Shareholder. If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" the remaining Proposals.

Dated:	Signature:

Please sign exactly as name appears below. When shares are held jointly, both Registered Shareholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:

Please Print Name:

Date:

Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1. This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Annual Meeting, must accompany the Instrument of Proxy.

2. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder.

3. A Registered Shareholder who wishes to attend the Annual Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Annual Meeting begins.

4. A Registered Shareholder who is not able to attend the Annual Meeting in person but wishes to vote on the resolutions, may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

(b) appoint another proxyholder.

5. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Annual Meeting as the proxyholder in its sole discretion sees fit.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Annual Meeting, this Instrument of Proxy must be DEPOSITED at the office of Nevada Agency & Trust Company, by mail or by fax, at any time up to and including 10:00 a.m. (local time) on March 27, 2008, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Annual Meeting is to be reconvened after any adjournment of the Annual Meeting.

Nevada Agency & Trust Company
50 West Liberty Street, Suite 880
Reno, NV 89501
Fax: 775.322.5623